Corporate Presentation August 2024 NYSE: CATX

Legal Disclaimers This presentation contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements. Words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words. Forward-looking statements in this presentation include statements concerning, among other things, the Company's clinical development plans and the expected timing thereof; the expected timing for availability and release of data; the Company’s timing and expectations regarding regulatory communications, submissions and approvals; expectations regarding the potential market opportunities for the Company’s product candidates; the Company’s expected cash runway; the potential functionality, capabilities and benefits of the Company’s product candidates; the potential size of the commercial market for the Company’s product candidates; the Company’s expectations, beliefs, intentions, and strategies regarding the future; and other statements that are not historical fact. The Company may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements and you should not place undue reliance on the forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the Company’s actual results to differ materially from the results described in or implied by the forward-looking statements, including, without limitation, the potential that regulatory authorities may not grant or may delay approval for the Company’s product candidates; uncertainties and delays relating to the design, enrollment, completion and results of clinical trials; unanticipated costs and expenses; early clinical trials may not be indicative of the results in later clinical trials; clinical trial results may not support regulatory approval or further development in a specified indication or at all; actions or advice of regulatory authorities may affect the design, initiation, timing, continuation and/or progress of clinical trials or result in the need for additional clinical trials; the Company may not be able to maintain regulatory approval for the Company’s product candidates; delays, interruptions or failures in the manufacture and supply of the Company’s product candidates; the size and growth potential of the markets for the Company’s product candidates, and the Company’s ability to service those markets; the Company’s cash and cash equivalents may not be sufficient to support its operating plan for as long as anticipated; the Company’s expectations, projections and estimates regarding expenses, future revenue, capital requirements and the availability of and the need for additional financing; the Company’s ability to obtain additional funding to support its clinical development programs; the availability or potential availability of alternative products or treatments for conditions targeted by the Company that could affect the availability or commercial potential of its product candidates; the ability of the Company to manage growth; whether the Company can maintain its key employees; whether there is sufficient training and use of the Company’s products and product candidates; the market acceptance and recognition of the Company’s products and product candidates; the Company’s ability to maintain and enforce its intellectual property rights; whether the Company can maintain its therapeutic isotope supply agreement with the DOE; whether the Company will continue to comply with the procedures and regulatory requirements mandated by the FDA for additional trials, Phase 1 and 2 approvals, Fast Track approvals, and 510(k) approval and reimbursement codes; and any changes in applicable laws and regulations. Other factors that may cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and the Company’s most recent Quarterly Report on Form 10-Q, each filed with the Securities and Exchange Commission (the “SEC”), in the Company’s other filings with the SEC, and in the Company’s future reports to be filed with the SEC and available at www.sec.gov. Forward-looking statements contained in this presentation are made as of this date, and the Company undertakes no duty to update such information whether as a result of new information, future events or otherwise, except as required under applicable law.

Platform radiopharmaceutical company targeting pan-cancer opportunities utilizing 2nd generation ⍺-emitter Robust clinical pipeline with three clinical-stage programs. VMT-⍺-NET for neuroendocrine tumors; VMT01 for melanoma; PSV359 for multiple solid tumors  Multiple expected near-term readouts and milestones through to 2025 Proprietary chelator-based peptide targeting platform provides engine for pipeline expansion Theranostic 203Pb – 212Pb dual isotope enables imaging and therapy, improving patient selection and outcomes Vertically integrated in-house manufacturing of 212Pb isotope simplifies manufacturing and can leverage existing radiopharmacy logistics for broad distribution Investment Highlights

Funding into mid-2026 Strong Financial Position Cash, cash equivalents and short-term investments as of June 30, 2024 $292.9 million Share count as of June 30, 2024 67.4 million Outstanding common stock warrants & options as of June 30, 2024 7.4 million Outstanding pre-funded warrants as of June 30, 2024 3.2 million Based on Perspective’s current plans, which include advancing current clinical programs based on readout, progressing multiple pre-IND assets towards clinical trials, as well as acquiring and developing several regional manufacturing sites, the Company expects to have sufficient funding into mid-2026.

Platform Expansion Engine Three Lead Programs in Clinic and Broad Proprietary Pipeline Program Tumor Type Discovery Human Clinical Imaging First in Human Therapy Phase 1/2 Phase 3 VMT-⍺-NET Neuroendocrine cancers       Pheochromocytomas, paragangliomas       Small cell lung cancer       VMT01/02 Melanoma (MC1R imaging & therapy)       PSV359 (Novel peptide) Multiple (FAP imaging & therapy)     PSV40X (Radio-hybrid) Prostate (PSMA imaging & therapy)   Program 5 (Novel peptide) Prostate, Breast   Pre-targeting Platform (mAbs) Solid and hematological tumors Other Programs (Novel peptides) Solid and hematological tumors

Delivering Momentum Across Solid Tumor Programs

Platform for consistent generation and development of new assets

Program	Target	Tumor Types	Nominate Candidate	IND Filing	Initiate Cohort 1	Enrolled Cohort 2	Preliminary Update	RP2D[2] Status	Key future milestones & expected timelines
VMT-α-NET	SSTR2	Neuro-endocrine Tumors	☑	☑	☑	☑	☑ (Investigator led research[1])	Update to timing expected late 2024	Cohorts 1&2 Initial results: 2H 2024 Duration of results: 2025 Cohort 3: Pending FDA interaction
VMT01/ VMT02	MC1R	Metastatic Melanoma	☑	☑	☑	☑	Expected 2H 2024	ICI combo study with nivolumab results expected 2025	Cohorts 1&2 Initial results: 2H 2024 Duration of results: 2025 Combination cohorts Initial dosing: 2H 2024 Initial results: 2025
PSV359	FAP-α	Multiple solid tumors	☑	Expected late 2024	Expected 2025				
Various Discovery Programs	PSMA	Prostate	Expected late 2024						
	Undisclosed	Breast							
	Undisclosed	Lung							

[1] Investigator led research in India in patients with neuroendocrine tumor and medullary thyroid carcinomas.
[2] RP2D = recommended Phase 2 dose; ICI = immune check point inhibitor.

6

PERSPECTIVE THERAPEUTICS

Management Team

Deep Experience in Radiopharmaceuticals and Oncology Drug Development



Thijs Spoor
Chief Executive Officer

20+ years of expertise in biotechnology companies; public and private companies; oncology and nuclear pharmacy



Markus Puhlmann, MD MBA
Chief Medical Officer

20+ years of oncology drug development across all phases, experience coordinating multiple regulatory filings



Michael Schultz, PHD
Chief Science Officer

20+ years industry and research experience in radiopharmaceuticals; co-founder Viewpoint MT & inventor of Perspective products



Jonathan Hunt
Chief Financial Officer

20+ years of expertise in financial controls and public accounting for large and small companies across multiple industries



Frances Johnson, MD
Chief Innovation Officer

20+ years in clinical trials execution, managing academic research programs, founder and start-up of CareDx, Inc and Viewpoint MT



Amos Hedt
Chief Business Strategy Officer

20+ years of expertise in early-stage pharmaceutical and biotech drug development; 10+ years in radiopharmaceuticals

7 |

PERSPECTIVE THERAPEUTICS

Radiopharmaceuticals are a Pillar of Oncology Treatment

Unique Mechanism of Action Offers Pan-Cancer Opportunities

Molecularly Targeted Radiation

Radioligands can precisely deliver radiation directly to cancer cells reducing off-target effects
Proven pillar of cancer treatment
Perspective's platform technology is optimized for greater efficacy and fewer side effects

Optimized Patient Selection

Molecular imaging companion diagnostics enable visualization of the therapeutic target
Enables the selection of patients who may best respond to therapy
Perspective's elementally matched isotopes are paired for imaging and therapy

Monotherapy Activity and Combination Synergies

Ability for both monotherapy and combination treatments
Potential synergies with DNA damage response and immune checkpoint inhibitors
Perspective's targeted alpha therapy delivers potent and immunostimulatory radiation to tumor

Outpatient Friendly

Modern medical isotopes enable radiopharmaceuticals to be administered outside of hospitals
Treatments are easily-accessible globally with several hundred therapeutic locations in the U.S alone
Perspective's short half-life isotopes simplify patient administration and waste management

Unique Business Opportunity

Radiopharmaceutical theranostic product development is highly-specialized and technical
Greater expertise needed than for standard medicines potentially creating higher barriers to entry
Perspective aims to develop patent-protected and best-in-class intellectual property

8 |
PERSPECTIVE THERAPEUTICS

Targeting Peptide Engineered for cancer-specific receptors to ensure highly directed uptake Linker Selected to assist peptide binding and optimize clearance from blood and healthy tissues Isotope 203Pb for SPECT imaging Chelator Perspective’s proprietary platform technology enabling stable radiolabeling with Pb isotopes or 212Pb for alpha particle therapy Perspective’s Radiopharmaceutical Optimization Process Unique Mechanism of Action Offers Pan-Cancer Opportunities

Lead-212 (^{212}Pb): The Optimal Therapeutic Isotope

Alpha Particles Provide Numerous Benefits Over Currently Used Beta Particle Radiotherapies

- With a much higher atomic mass, **alpha (α)** particles generate more energy and travel a shorter distance compared to beta (β) particles, making them more cytotoxic, while reducing their off-targeting effects on healthy tissue
- Alpha radiation causes direct lethal double-stranded DNA breaks, vs indirect single-stranded breaks in beta (β) radiation
- Cell death expected – NO resistance
- Greater therapeutic efficacy expected to improve outcomes with better safety

	Lead (^{212}Pb)	Iodine (^{131}I)	Lutetium (^{177}Lu)	Actinium (^{225}Ac)	Implication[1]
Emission Profile	Alpha	Beta	Beta	Alpha	Potent
Half Life	0.46 days	8 days	6.7 days	10 days	High dose-rate
Off Target Toxicity Risk	Low	Very high	Low	High	Best
Supply	High	High	Low	Low	Abundant
Cost of Production	Low	Low	High	High	High margin

10

[1]Company estimates and assumptions based on current literature and known physical constants

PERSPECTIVE THERAPEUTICS

Chelator Optimized for $^{212/203}Pb$

Perspective's Enabling Technology for Pb-based Radiopharmaceuticals

DOTA


HO
O
HO
O
N
N
Pb2+
N
N
R
O
HO
O
OH
NET 2-

TCMC


H2N
O
H2N
O
N
N
Pb2+
N
N
R
O
H2N
O
NH2
NET 2+

PSC[1]


H2N
O
HO
O
N
N
Pb2+
N
N
O
R
NH
O
OH
NET 0

Commercially Available — Perspective's Chelator

Perspective's Proprietary Chelator:

- Designed specifically for Pb isotopes
- Optimized for rapid renal clearance through neutralized formal charge
- Improves radiolabeling, receptor binding & internalization
- Generic chelators leak the ^{212}Bi alpha-emitting daughter up to 36%[2]

Generic chelators have not been optimized for Pb isotopes, potentially compromising safety, efficacy and manufacturing efficiency

[1]"Pb-Specific Chelator"; [2]Mirzadeh et al., Radiochimica Acta, 1993

11

PERSPECTIVE THERAPEUTICS

Pb-based Theranostics Enable Both Diagnosis and Targeted Treatment of Cancer Identical Distribution of 203Pb and 212Pb for Imaging and Treatment, Respectively Unpublished data

Neuroendocrine Tumors: VMT-⍺-NET Targeting the somatostatin receptor to treat rare neuroendocrine-type cancers

Image Panel: SPECT scan of NETs patient imaged with [203Pb]VMT-𝛼-NET Initiated therapy (2022) investigator led study in India – data on 13 patients presented at SNMMI in June 2024 Fast Track Designation for first line therapy received October 2022 Therapeutic trial in PRRT naïve setting currently recruiting throughout the US US Phase 1 study in PRRT refractory patients recruiting at the University of Iowa VMT-⍺-NET will potentially expand into this population as well as PRRT naïve patients Targeting somatostatin receptor type 2 (SSTR2) for the imaging and treatment of neuroendocrine tumors with possible expansion into other SSTR2+ tumor types VMT-⍺-NET Development Status

Neuroendocrine tumors (NETs) Neuroendocrine cells are specialized cells that secrete hormones and other bioactive substances Neuroendocrine cells are found throughout the body Often grow in the pancreas or other areas of the gut, such as the stomach, small intestine, rectum, colon or appendix SSTR2 is expressed widely in various tumors Meningioma Pituitary adenomas Nasopharyngeal carcinoma Thyroid cancer Breast cancer Small cell lung cancers Merkel cell carcinoma Melanoma SSTR2 is an Attractive Target for Identifying and Treating Tumors Expressed Across Several Tumor Types

SSTR2 tumor model demonstrates superiority of VMT-𝛼-NET to generic compounds 8-fold improved tumor uptake with decreased kidney retention Key Takeaways Generic 203Pb-DOTATOC Proprietary 203Pb-VMT-α-NET Tumor Kidneys Potential Superiority of Perspective’s Platform Technology vs Generic Compounds Decreased Off-Target Toxicity, Increased Tumor Uptake and Retention in Preclinical Studies Lee D, et al. Eur J Nucl Med Mol Imaging. 2024;51(4):1147-1162. doi:10.1007/s00259-023-06494-9

VMT-α-NET Shows Significant Improvement vs Standard of Care in Preclinical Models

Superior Clinical Activity with Single Dose or Multiple Administrations in AR42J SSTR2-Expressing Tumor

Vehicle



Tumor Volume (mm3)
2500
2000
1500
1000
500
0
0
20
40
60
80
100
Days post-treatment

[^{177}Lu]DOTATATE (3 x 500 µCi)



Standard of Care
Tumor Volume (mm3)
2500
2000
1500
1000
500
0
0
20
40
60
80
100
Days post-treatment

[^{212}Pb]VMT-α-NET (1 x 120 µCi)



Tumor Volume (mm3)
2500
2000
1500
1000
500
0
0
20
40
60
80
100
Days post-treatment

[^{212}Pb]VMT-α-NET (4 x 30 µCi)



Tumor Volume (mm3)
2500
2000
1500
1000
500
0
0
20
40
60
80
100
Days post-treatment

17 | ↑ **Drug Administered**

Lee D, et al. *Eur J Nucl Med Mol Imaging*. 2024;51(4):1147-1162. doi:10.1007/s00259-023-06494-9

PERSPECTIVE THERAPEUTICS

Tumors visible within 1 hour indicates rapid binding to SSTR2 target High intensity above background implies excellent therapeutic window Unbound drug in bladder within 1 hour for excretion Low renal retention due to neutral charge on proprietary Pb-specific chelator 21 hours Rapid Tumor Targeting and Renal Clearance 1 hour High Tumor Retention 203Pb SPECT Imaging Reveals Favorable VMT-α-NET Properties1 1Muller et al., Clin. Nucl. Med. 2023

^{212}Pb SPECT/CT Imaging Confirms VMT-α-NET Tumor Uptake

Diagnostic and Therapeutic Show Same Uptake and Retention Characteristics

^{203}Pb SPECT/CT Imaging[1]
Pt#001


1.5 hrs SPECT/CT
22 hrs SPECT/CT

^{212}Pb SPECT/CT Imaging[2]
Pt#009


2.5 hrs SPECT/CT
19.5 hrs SPECT/CT

- Both ^{203}Pb and ^{212}Pb can be imaged directly using SPECT
- SPECT/CT shows very rapid tumor uptake and retention of [^{212}Pb]VMT-α-NET
- After 24 hours more than 80% of alpha particles will be generated
- This high alpha dose rate is ideally matched to the biological clearance of the VMT-α-NET peptide

19

[1]Muller et al., Clin. Nucl. Med. 2023;[2]Michler et al., EJNMMI 2023

PERSPECTIVE THERAPEUTICS

Significant Response After Single Dose of [^{212}Pb]VMT-α-NET

Metastatic NET Pancreas with Adrenal Crisis – Maximum Intensity Projection (MIP)

Tumor Before Treatment | Tumor After 1 Dose



- ^{68}Ga-DOTA-NOC PET images at base line and post 1st dose of [^{212}Pb]VMT-α-NET
- MIP suggesting strong reduction of intensity (thoracic lesions) and decreasing tumor volume (Partial Response)

Fortis Memorial research institute (FMRI), Gurugram, India

20 |

PERSPECTIVE THERAPEUTICS

1 Serum Adrenocorticotropic Hormone (S.ACTH)1– 790 pg/ml S.ACTH – 96 pg/ml Tumor Before Treatment Tumor After 1 Dose Tumor After 3 Doses Significant Response After Single Dose, Almost Complete Response After 3 Doses Metastatic NET Pancreas with Adrenal Crisis

Clinical Investigation of [^{212}Pb]VMT-α-NET in Metastatic SSTR2 Positive Patients

Results as of May 31, 2024 for Ongoing Investigation in India



Treating Physician:
Dr. Ishita B Sen
Director & Head
Dept. of Nuclear Med.
& Molecular Imaging
Fortis Memorial Research
Institute, Gurgaon, India

Current Status

- Patients with prior lines of therapy, late-stage, anatomically different NETs (mean age: 51 years; 6 females)
- 13 patients administered [^{212}Pb]VMT-α-NET
- 6/13 patients continuing on therapy
- 2 patients completed all 6 treatments
- 45 total [^{212}Pb] VMT-α-NET doses administered to date

Response

- Interim Overall Response Rate (ORR) seen in 10/13 (76.9%)
- Partial Response Rate 8/13 (61.5%)
- Unconfirmed Partial Response 2/13 (15.4%)

Safety

- 5 fatal adverse events have been reported so far
- Death from underlying disease/progressive disease (N=4), sudden cardiac arrest (n=1)
- (Non-Fatal) Myelodysplastic Syndrome (n=1) , no causal relationship found. Subject BCR-ABL1 gene positive. On Imatinib maintenance, remains well
- No other substantial high grade hematological toxicity
- Alopecia is moderate and transient and appears to be related to SSTR expression in the hair follicles.
- Dysphagia is moderate and transient, etiology uncertain

Dr Ishita Sen, Fortis Memorial research institute (FMRI), Gurugram, India. Presented at SNMMI 2024

Dr Ishita Sen, Fortis Memorial research institute (FMRI), Gurugram, India. Presented at SNMMI 2024

1mTPI-2: Modified toxicity probability index https://clinicaltrials.gov/study/NCT05636618 Note: average administered activity from Indian investigator led research was 2.9 mCi per cycle Primary Objective: To determine the MTD/MFD of [212Pb]VMT-α-NET (RP2D) Imaging: FDA approved SSTR2 PET/CT Population: Unresectable or metastatic SSTR2-positive NETs PRRT naïve (“First line”) Therapeutic Dose: 2.5–10 mCi dose escalation with fixed dosing every 8 weeks for up to 4 cycles Estimated Time to Primary Completion: ~18 months Design Methodology: Bayesian mTPI2 based on iterative toxicity probability monitoring Dosimetry: To be assessed during screening for cohorts 1 & 2 using 5-7 mCi [203Pb]VMT-α-NET Escalation phase Expansion phase Expansion into non-NET indications (eg SCLC) also possible Recommended Phase 2 Dose Expansion Cohort [212Pb]VMT-⍺-NET RP2D mCi x 4 Recruitment Complete Cohort 1 [212Pb]VMT-⍺-NET n = 2   /   2.5 mCi x 4 Recruited Cohort 2 [212Pb]VMT-⍺-NET n = 7 / 5 mCi x 4 Cohort 3 [212Pb]VMT-⍺-NET n = 3 – 8 / 7.5 mCi x 4 Cohort 4 [212Pb]VMT-⍺-NET n = 3 – 8 / 10 mCi x 4 De-escalation possible for Cohort 2 – 4 including for intermediate doses Trial Design: [212Pb]VMT-α-NET mTPI-21 Phase 1/2a For Neuroendocrine Tumors Added slots: total of up to 47

Melanoma Program: VMT01/02 Using the melanocortin receptor MC1R to target melanoma for imaging and therapy

Image: Top panel - PET/CT cross section of a metastatic melanoma patient using FDG; middle panel - PET/CT of the same patient with VMT02; lower panel - SPECT/CT of same patient with VMT01 Targeting melanocortin 1 receptor (MC1R) which is over-expressed in melanoma Preclinical data shows synergistic effect with Immune Checkpoint Inhibitors Planning underway for VMT01/ICI combination in second line setting Phase 1 imaging study at Mayo Clinic Rochester indicates feasibility of patient selection using [203Pb]VMT01 and [68Ga]VMT02  US Therapeutic Dose Escalation Trial recruiting currently throughout the US Expected to Receive Orphan Drug Designation and Fast Track Application VMT01 Development Status

Metastatic Melanoma


Brain
Lymph nodes
Lungs
Liver
Skin
(Primary)

[^{212}Pb]VMT01 target indication:

MC1R-positive melanoma

- **Projected market opportunity for melanoma of $8 billion+ in 2028[1]**
- **Significant unmet need in the U.S.:**
  - **~100K** new diagnoses annually[2]
  - **~8,000** people die from melanoma every year[2]
- Treatment depends on the stage of tumor
- Approaches may include surgery, radiation, chemotherapy and immunotherapy
- 5-year survival rate for metastatic melanoma is only 22.5%[3]

Advanced stages of disease occurs throughout the body requiring aggressive systemic treatment

27

[1]https://www.marketdataforecast.com/market-reports/melanoma-therapeutics-market, [2]cancer.org, [3]curemelanoma.org

PERSPECTIVE THERAPEUTICS

18F-FDG (Standard of Care) [68Ga]VMT02 Xiaowei Ma, M.D., Ph.D. Assoc. Prof. & Director Department of Nuclear Med. The Second Xiangya Hospital Central South University China Clinical Collaborator: Patient information: Male, Asian, 33 years old [68Ga]VMT02: 7 mCi injection, 45 min post-injection imaging [68Ga]VMT02 PET Imaging in Patient with MC1R Positive Metastatic Melanoma Diagnostic Peptide Demonstrates Similar Uptake to FDG in Tumors

Key Takeaways High response rates in multiple tested models >70% complete and durable response if combined with PD1 immunotherapy in a model highly resistant to checkpoint inhibitors3 Combination with immune checkpoint inhibitors induced synergistic anti-tumor effect 1Li et al., Mol. Pharm., 2019; 2Li et al., Cancers, 2021 3 Unpublished data - Statistical analysis was performed by Log-rank (Mantel-Cox): *p<0.05, **p<0.01, ns: non-significant Immunodeficient human melanoma xenograft model – BRAF-positive1 Single dose VMT01 + BRAFi vs. BRAFi alone 0 0 Percent Survival Continuous Zelboraf Days 80 60 40 20 10 20 30 40 50 60 70 80 90 100 Control BRAFi 212Pb 𝛼-therapy + BRAFi Percent Survival Days 0 100 Immunocompetent mouse B16:F10 melanoma model2 Single dose VMT01 + dual ICIs vs dual ICI: (anti-CTLA4 + anti-PD1) Dual ICIs 212Pb 𝛼-therapy 212Pb 𝛼-therapy + dual ICIs Control 0 10 20 30 40 50 60 70 80 80 60 40 20 [212Pb]VMT01 in Combination: Synergistic Responses in Preclinical Studies Single dose of VMT01 in combination significantly arrested melanoma tumor growth and extended survival 0 0 Percent Survival Days 80 60 40 20 10 20 30 40 50 60 100 Immunocompetent mouse B16:F10 melanoma model3 Single dose VMT01 + anti-PD-1 ICI generates 71% complete response rate Clinical Collaboration Agreement with Bristol-Myers Squibb signed for OPDIVO® (nivolumab) supply

De-escalation possible for Cohort 2 – 4 including for intermediate doses 1mTPI-2: Modified toxicity probability index https://clinicaltrials.gov/study/NCT05655312 Monotherapy Escalation phase n ≈ 32 Recruitment Complete Cohort 1 [212Pb]VMT01 n = 3 / 3 mCi x 3 Recruited Cohort 2 [212Pb]VMT01 n = 7 / 5 mCi x 3 Cohort 3 [212Pb]VMT01 n = 3 – 8 / 10 mCi x 3 Cohort 4 [212Pb]VMT01 n = 3 – 8 / 15 mCi x 3 Primary Objective: To determine the MTD/MFD of [212Pb]VMT01 (RP2D) Imaging: [203Pb]VMT01 SPEC/CT or [68Ga]VMT02 PET/CT Population: Enroll ~52 subjects Unresectable or metastatic MC1R-positive melanoma After 1L SOC Therapeutic Dose: 3 – 15 mCi dose escalation of [212Pb]VMT01 with fixed dosing every 8 weeks for up to 3 cycles Estimated Time to Primary Completion: ~18 months Design Methodology: Bayesian mTPI2 based on iterative toxicity probability monitoring Dosimetry: To be assessed using 15 - 25 mCi therapeutic surrogate [203Pb]VMT01 Trial Design: [212Pb]VMT01-T101 mTPI1 Phase 1/2a For Metastatic Melanoma COMBO Cohort 5 [212Pb]VMT01/PD-1 N = 2 – 8 @ 3 mCi COMBO Cohort 6 [212Pb]VMT01/PD-1 N = 2 – 8 @ 5 mCi COMBO Cohort 7 [212Pb]VMT01/PD-1 N = 2 – 8 @ TBD mCi Combination Escalation/ De-escalation phase Recommended Phase 2 Dose Expansion Cohort [212Pb]VMT01 n ≈ 20 RP2D mCi x 3 Phase I Amendment: [212Pb]VMT01 in Combination with Nivolumab – Sequential Design Primary Objective: To determine the MTD/MFD of [212Pb]VMT01 (RP2D) in combination with PD-1 inhibitor (nivolumab) Imaging: [203Pb]VMT01 SPEC/CT Population: Enroll ~52 subjects Unresectable or metastatic MC1R-positive melanoma  After 1L SOC Therapeutic Dose: 3 – 15 mCi dose escalation of [212Pb]VMT01 with fixed dosing every 8 weeks for up to 3 cycles Combination: Nivolumab 480 mg Q4W for up to 2 yrs Estimated Time to Primary Completion: ~18 months Design Methodology: Bayesian mTPI2 based on iterative toxicity probability monitoring Dosimetry: To be assessed using 15 - 25 mCi therapeutic surrogate [203Pb]VMT01

Pan Cancer Target: PSV359 Preclinical Efficacy and First in Human Images of Novel Peptide Targeting Fibroblast Activation Protein alpha (FAPa)

Fibroblast Activation Protein  is a Pan Cancer Target Kratochwil et al., JNM, 2019 FAP is primarily expressed on tumor stroma cells, but also on some cancer cells Tumor stroma cells do not typically express cancer-specific markers like SSTR2 or MC1R

1Kratochwil et al., JNM, 2019 Sarcoma Expression of FAP- on Tumor Cells Expression of FAP- on Tumor Stroma Cells Lung Cancer NETs Average SUVmax of 68Ga-FAPI PET/CT Across 28 Different Cancer Types Fibroblast Activation Protein  is a Pan Cancer Target1 Multiple imaging products in development such as 68Ga-FAPi, but significant therapeutic opportunity remains

Compound 3-30 Compound 3-42 Compound 3-59 Fibroblast Activation Protein -targeted Novel Compound Development In-house peptide synthesis and in vivo capability allows rapid iteration and optimization of novel compounds Phage display screening Phage display followed by affinity maturation Bioconjugate chemistry and further optimization In vitro and in vivo binding assays identified lead candidates1 1Perspective unpublished data

1Perspective unpublished data; 2Zboralski et al., EJNMMI, 2022 Preclinical [212Pb]PSV359 Targeted Alpha Therapy1 [212Pb]PSV359 Demonstrates Preclinical Efficacy in Human Fibrosarcoma Model Compares favorably against other therapeutic products in development2 40-day results hFAP-HT1080 Fibrosarcoma Model – Expressing hFAP-a 90-day results Comparison against other FAP-targeted therapies in development indicates promise of [212Pb]PSV359 in preclinical setting

FIH Imaging of [^{203}Pb]PSV359 in Different Types of Cancers

Patient 1 Chondroblastic Osteosarcoma



Treating Physician:
Dr. Ishita B Sen
Director & Head
Dept. of Nuclear Med.
& Molecular Imaging
Fortis Memorial Research
Institute, Gurgaon, India

[^{203}Pb]PSV359



1 hr | 4 hr | 18 hr

[^{203}Pb]PSV359 SPECT/CT



4 hr | 18 hr

Lesion in head of left humerus

36

Source: Unpublished data

PERSPECTIVE THERAPEUTICS

Patient 2 Neuroendocrine Tumor Source: Unpublished data [203Pb]PSV359 [203Pb]PSV359 SPECT/CT Lesion in head of left humerus 4 hr 18 hr 1 hr 4 hr 18 hr

Patient 3 Lung Adenocarcinoma Source: Unpublished data Lytic lesion in sacrum Lytic lesion in thoracic vertebra [203Pb]PSV359 [203Pb]PSV359 SPECT/CT 1 hr 4 hr 18 hr

FAP: Potential Indications 1Unmet need defined as one- minus five-year survival rate (overall for heme, metastatic for solid). 2 Patient size calculated as annual incidence for heme, and larger of mortality and metastatic incidence for solid. 3Modified from EvaluatePharma® July 2020, Evaluate Ltd.; Surveillance, Epidemiology, and End Results (SEER) Program High Unmet need1 Low Patient size,2 thousands 1 ALL 19 Cervical 2 AML 20 Glioma 3 Bladder 21 Glioblastoma 16 SCLC 32 CRC 17 TNBC 33 HCC 18 Uterine 34 NSCLC-Other 35 Pancreatic Major opportunities Niche 4 CLL 22 Soft tissue 5 CML 23 T cell 6 DLBCL 24 Thyroid 8 FL 25 Alk 9 GIST 26 EGFR 10 Head and neck 27 HER2+ 11 HL 28 HR+ 12 MDS 29 Myeloma 13 Melanoma 30 Prostate 14 NHL-Other 31 RCC 7 Esophageal Established markets 15 Ovarian Massive unmet need 2024 Potential Market ~$190B3 Market size, 2019 40 30 20 10 FAP: Potential Indications (expressed in 90%+ of epithelial cancers) Fibroblast Activated Protein  is a Pan Cancer Target with Significant Market Potential Tumor types with large patient populations and high unmet need

FAP- is a pan-cancer target that is highly expressed in many cancers Perspective’s in-house discovery team has developed an optimized peptide with potential best-in-class characteristics as demonstrated in preclinical models First in human clinical SPECT/CT imaging suggests the tumor targeting and retention of the PSV359 compound is excellent, while clearing from normal organs rapidly and completely The FAP- PSV359 program is a significant addition to Perspective’s clinical pipeline of targeted alpha therapeutic assets Summary – PSV359 FAP- Program Potential to be a best-in-class pan-cancer targeted alpha particle therapeutic [203Pb]PSV359 SPECT/CT1 Fortis Hospital, Ishita Sen MBBS, unpublished data (Patient 1, osteosarcoma)

Prostate Cancer Program: PSV401 A differentiated PSMA-targeted radiohybrid molecule for dual PET imaging and targeted alpha therapy

Prostate Cancer Program: PSV40X

A differentiated PSMA-targeted radiohybrid molecule for dual PET imaging and targeted alpha therapy


Diagnostic
Linker
64Cu
Different Chelators
Targeting ligand
212Pb
Prostate Specific Membrane Antigen (PSMA)
Therapeutic

PSMA is a clinically and commercially validated target for radioligand therapy

Combines two chelators with single targeting ligand to provide identical distribution of imaging and therapeutic agents

Has shown promise in reduction of salivary gland uptake in preclinical models of prostate cancer[1]

Technology licensed from Mayo Clinic January 2024
IND-enabling studies underway
First in human data expected in 2024

[1]Johnson et al., RPT Interest Group June 7 2023 https://rrp.cancer.gov/working_groups/AlphaPET-RPT_Int_group_lecture.pdf

42

PERSPECTIVE THERAPEUTICS

Higher tumor accumulation/retention Significantly lower salivary gland uptake and retention Significantly lower kidney accumulation and retention Higher therapeutic window and reducing the potential for xerostomia that limits current PSMA-targeted prostate cancer radiopharmaceutical therapies PSV40X: Improved Preclinical Metrics for a Superior Therapeutic Window in Prostate Cancer PSV404 (designated NSN24901 by Mayo Clinic) shows promise in preclinical setting Comparison of Uptake of [68Ga]PSMA-11 and [64Cu]PSV404 (“NSN24901”) in Tumor, Kidney and Salivary Gland of LNCaP Tumor Athymic Nude Mice

Pre-Targeting Platform The Next Generation of Targeted Alpha Particle Radiopharmaceuticals

Pre-Targeting Platform Background Relies on the different kinetics of large proteins and small molecules and a multi-step process 1 Administer cold modified monoclonal antibody or targeting protein 2 After several days, mAb will have accumulated on tumor and cleared from blood 3 Administer radiolabeled ligand 4 Ligand binds specifically to mAb and clears rapidly from circulation Radioligand on tumor Radioligand clears circulation rapidly Ligand binds only to modified mAb

Manufacturing, Production and Logistics of 212Pb-labeled Therapeutics The Path to Commercial Supply

^{212}Pb is Plentiful, Storable, Scalable & Suitable for Distributed Logistics

The supply chain is lower-risk and more robust than other therapeutic isotopes

Isotope Source

Naturally occurring in mining waste

Also produced in industrial nuclear processes

Can be made on demand if needed

All other therapeutic isotopes require capital-intensive infrastructure manufacturing processes (irradiation)

Isotope Purification

Parent isotope Thorium-228 can be stored (2 yr half-life)

^{212}Pb purified from ^{228}Th or ^{224}Ra source in simple separation step

VMT-α-GEN enables shipping of isotope and purification of ^{212}Pb in one package

Product Manufacturing

VMT-α-GEN ^{212}Pb generator technology scales for commercial production

Extremely pure isotope allows straight forward manufacturing process

10.5 hr half life of ^{212}Pb allows for robust regional distribution of finished radiopharmaceuticals

47 |

PERSPECTIVE THERAPEUTICS

Isotope Decay Chain Dictates Supply, Purification, Manufacturing & Logistics

Naturally Occurring Isotope Decay – No Irradiation Processes Required

^{228}Th
Thorium
1.9 y

Plentiful Supply:
Naturally occurring, or produced as a waste product

- Multiple global suppliers including natural decay
- 2 year half-life allows stockpiling

↓

^{224}Ra
Radium
3.6 d

Chemical Separation:
Allows for Ra-based generators of ^{212}Pb

- Half-life allows global distribution
- Weekly delivery of ^{224}Ra enables daily ^{212}Pb
- 3.6 day half-life allows local stockpiling

↓

^{212}Pb
Lead
10.6 h

Chemical Separation from ^{224}Ra:
Isotope used for manufacturing finished product

- Regional finished product manufacture
- Leverages existing networks for logistics

↓

^{212}Bi
Bismuth
61 m

High dose-rate alpha-emitting therapeutic isotope

- ^{212}Pb acts as *in vivo* “nanogenerator” of alphas
- Perspective’s chelator retains ^{212}Bi in drug

48 |

PERSPECTIVE THERAPEUTICS

212Pb Isotope Purification Without Just-in-time Irradiation Simple chemical separation technology of natural decay products de-risks supply chain

5.7” 11” VMT-𝛼-GEN Extensive feedstock from nuclear and mining waste material Long-term supply contract secured with US DOE On demand daily doses Auto-regenerates overnight ~1 week shelf life Small, Elegant 212Pb Isotope Generator Integrated lead shielded containment Simple inlet and outlet ports Radioactive feedstock for nearly 300 generators fits in a small vial 212Pb Supply via Reusable Desktop Isotope Generator

Commercial supply will require the use of an isotope production system of larger scale than the current 224Ra/212Pb generators The current isotope separation process remains highly scalable with larger activity levels Regional CDMOs will have capabilities to expand capacity as needed as more 212Pb products come on-line Current Process Scaled Commercial Process Generator manufactured and shipped to CDMO Generator eluted for 212Pb Isotope Large generator sited in-house at CDMO Generator eluted for 212Pb Logistics Isotope Synthesis & Dispensing CDMO Sites Generator Manufacturer CDMO with in-house 212Pb Generator Sites Radio-synthesis Module Dispensing Delivery Administration Scalable Manufacturing and Distribution Logistics Perspective’s plan to flexibly scale manufacturing to commercial levels (100,000+ doses per year)

Isotope Decay Chain Dictates Supply, Purification, Manufacturing & Logistics

Naturally Occurring Isotope Decay – No Irradiation Processes Required

^{228}Th
Thorium
1.9 y

- Central continental supply
- Eluted weekly for ^{224}Ra

^{224}Ra
Radium
3.6 d

- Distributed continentally
- Eluted daily for ^{212}Pb

^{212}Pb
Lead
10.6 h

- Daily manufacture of finished doses
- Leverages existing networks for logistics

^{212}Bi
Bismuth
61 m

- ^{212}Pb acts as *in vivo* “nanogenerator” of alphas


224Ra
212Bi

52

2014: 78 2024: 101 Infrastructure Modeling: Commercial History of PET Pharmacy Network Development Nuclear medicine capability filled in to meet demand as clinical adoption of ultra short half-life PET agents widened PET Pharmacies1 1 Company estimates There were 40+ million diagnostic nuclear medicine procedures performed in the US in in 2022 Multiple networks exist in a competitive environment of 100+ GMP PET radiopharmacies Distribution logistics are mature and well-developed Many of these diagnostic products have much shorter half-lives than 212Pb 2004: 41

Regional Manufacturing Allows Commercialization of ^{212}Pb-labeled Finished Products

The "network effect" ensures reliable supply for intermediate half-life therapeutics

Location	Radius 11 hr – 400 miles
Coralville, IA	51 m
Somerset, NJ	75 m
Los Angeles, CA	46 m
Austin, TX	32 m
Atlanta, GA	57 m
Orlando, FL	25 m

- Top 6 sites cover nearly 300 million people within a one half-life (11 hr) delivery radius[1]
- Products can also be driven further or flown as necessary



Proposed or existing manufacturing facility
Delivery radius of existing CATX manufacturing facilities

Circles represent distribution radii for facilities currently producing or sites anticipated for future manufacturing

54

[1] Company estimates

PERSPECTIVE THERAPEUTICS

2 Issued Patents (Expiry in 2037, with potential PTE) Composition of matter and method of use on melanoma targeting peptides with Pb-specific chelator   1 Allowed AU Patent Application (Expiry in 2037) Composition of matter and method of use on melanoma targeting peptides with Pb-specific chelator 28 pending patent applications (including 5 PCT and 1 provisional) Composition of matter and method of use on: Radiometal separation technology Chelators SSTR2, MC1R, FAP, and PSMA targeting radiopharmaceuticals Pre-targeting technology platform Perspective-owned/Exclusively-licensed IP IP Portfolio covers all aspects of radiopharmaceutical value chain Potential for Orphan Drug Designation Potential for U.S. FDA Priority Review Voucher: VMT-𝛼-NET is a candidate for pediatric neuroblastoma indication Strong Intellectual Property Portfolio

Appendix

Targeting cancer from the inside out We are developing game-changing Precision Medicine Therapeutics which harness the power of targeted Alpha-Particle Radiotherapies that make an impactful difference for cancer patients and the clinicians who treat them. Our Mission

Who We Are Perspective Therapeutics (NYSE:CATX) is a clinical stage precision medicine company, debuting as a public company in 2023. With a broad pipeline and two prioritized lead programs in clinic, we are disrupting traditional radiation therapy treatment for cancer though developing a new class of image guided alpha-particle radiotherapies treatments for the most challenging cancers. With an initial focus on neuroendocrine tumors (NETs) and metastatic melanoma, we have a robust discovery platform to advance our pipeline into the clinic further. Perspective’s personalized theranostic approach arms physicians with companion imaging diagnostics, capturing personalized information about a patient’s cancer in the process which can then be used to guide precise radiation therapy, killing cancers from the inside out. Perspective’s core technology hinges on alpha (α) particle radiation which deliver large amounts of radioactive energy very specifically to tumors, irreparably damaging DNA and reliably killing the targeted tumor cells. We believe the use of alpha-particles provides numerous benefits over currently used beta-particle radiotherapies. Alpha-particles generate more energy and travel a shorter distance compared to beta-particles, making them more cytotoxic, while reducing their effects on healthy tissue.

α-Particles Have Superior Tumor Killing Properties vs. β-Particles

More Powerful Effects Than Approved β Therapy

Higher atomic mass
Lethal double-stranded DNA breaks
DNA repair mechanisms overwhelmed

Precision Delivery Provides Targeted Cell Destruction

Deposit energy over 3-5 cell diameters vs. beta particles (up to 200 cells)

Anti-Tumor Immune Response[1]

Evidence for antitumor response alone or in combination with immunotherapies
Consistent with "Abscopal effect" observed with external beam radiation therapy


α
β
γ

α-particles are >7,000-fold greater in atomic mass

[1]Li et al., Cancers, Jul 22;13(15), 2021

59
PERSPECTIVE THERAPEUTICS

Beta range (up to 200 cell diameters) Alpha particle range (up to 3 cell diameters) The destructive energy of an alpha particle is deposited within several cell diameters. A beta particle spreads its lower energy over a longer range Tumor Cells 10mm 𝛼 β ✚ - - - ✚ - - ✚ ✚ - ✚ - - ✚ 1mm - - - ✚ ✚ ✚ - - - ✚ ✚ - Normal Tissue ✚ - Cell 0.1mm - - Healthy tissue Tumor Lead-212 (212Pb): The Optimal Therapeutic Isotope Greater Therapeutic Energy Expected to Improve Outcome with Better Safety Profile

Ideal agreement between imaging and therapeutic compounds 203Pb and 212Pb matched pair Readily available isotope Generator produced Ideal chelator Proprietary chelator carries 0 net charge Rapid clearance from blood Conjugation to small peptides High tumor retention @24 hours High and sustained binding Short t-½ gives rapid effect while minimizing environmental impact Low hospital and patient impact for radiation safety No unsafe daughter isotopes Decays to cold Pb Solutions: 203/212Pb & Perspective Chelator Ideal Theranostic Requirements Lead (Pb): The Ideal Theranostic Isotope

Peptides are Ideal Ligands for Radiopharmaceutical Therapy

Monoclonal antibodies

Kinetics	
Tumor penetration:	Low
Clearance:	Hepatobiliary (liver)
Biological ½ Life	Long
Target affinity	High
Accumulation time:	Extended
Stability	Questionable

Production	
Manufacturing:	Complex biological
CoGs:	High



10 nanometers

mAb Size: 150 kDa

mAb Kinetics


Blood clearance: extended
Potential for toxicity
Tumor accumulation: extended
Injected Dose
Time

Peptides

Kinetics	
Tumor penetration:	High
Clearance:	Renal (kidneys)
Biological ½ Life	Short
Target affinity	High
Accumulation time:	Rapid
Stability	Excellent

Production	
Manufacturing:	Synthetic
CoGs:	Very low



10 nanometers

Peptide Size: 1.5 kDa

Peptide Kinetics


Blood clearance: rapid
Tumor accumulation: rapid
Ensures efficacy
Injected Dose
Time

62

PERSPECTIVE THERAPEUTICS

VMT-α-NET is Developed to Address the Unmet Need in NETs

Current Standard of Care limited to subset of NETs patients

Significant unmet need:

- **~12K** new diagnoses annually in the US[1]
- **~175,000+** people are living with this diagnosis in the US[1]

Market Opportunity

- Projected to be $2.9 billion+ in 2029[2]
- Existing radiopharmaceutical treatment LUTATHERA® (Novartis) has an overall response rate (ORR) of **only 13–17%, and no overall survival (OS) benefit[3]**

NETTER-1 Study: Final overall survival[4]



¹⁷⁷Lu-Dotatate group
Control group
Overall survival (%)
100
80
60
40
20
0
Unstratified HR 0·84 (95% CI 0·60–1·17); log-rank (two-sided) p=0·30
0
12
24
36
48
60
72
84
96
Time since randomisation (months)

- Treatment depends on the type of tumor. Some approaches may include surgery, radiation, and chemotherapy
- Broad acknowledgment that targeted alpha therapies are needed to improve care[5]

[1]cancer.net; ; [2]www.futuremarketinsights.com/reports/neuroendocrine-carcinoma-market;
[3]LUTATHERA PI; [4]Strosberg et al (2021); [5]Navalkissoor et al (2019)

63

PERSPECTIVE THERAPEUTICS

Isotope: Decay chain – Product implications

Post final radiolabeling and purification, alpha and beta emitting daughters of ^{225}Ac build up fast



Ac-225 Decay and Daughter Ingrowth
Ac-225
Fr-221
At-217
Bi-213
Tl-209
Po-213
4x more unlabeled daughter activity in about 4 hrs
Radioactivity (Bq)
6000
5000
4000
3000
2000
1000
0
0
1
2
3
4
5
6
Hours Post Purification

1 kBq ^{225}Ac starting dose size.



Dose Vial
α
225Ac
4 hours.
213Po2+
213Bi3+
217At-
221Fr+
225Ac
T0
Post Final
Purification
T4
4 h post
Radiolabeling
"Free" Radiometals:
213Po → α
213Bi → ß
217At → α
221Fr → α
Labeled
225Ac → α

64 |

PERSPECTIVE THERAPEUTICS

^{225}Ac Isotope Decay Chain and Potential for Off-Target Toxicity



Isotope Supply
Production
Therapy
225 Ac Actinium 10 d
221 Ra Radium 28 s
221 Fr Francium 5 Min
217 Rn Radon 0.5 ms
217 At Astatine 32 ms
213 Po Polonium 4.3 µs
209 Bi Bismuth 2×10[19] y
213 Bi Bismuth 46 m
209 Pb Lead 3.3 h
205 Tl Thallium stable
209 Tl Thallium 2 m
α
β
Potential for Off-Target Toxicity

Alpha-particle emission imparts sufficient “recoil” energy to break chemical bonds



221Fr
217At
213Bi
213Po



α
225Ac
R
NH
N
O
OH



Target Organs
α
β
Liver
Kidneys

65 |

PERSPECTIVE THERAPEUTICS

^{212}Pb Isotope Decay Chain and Importance of the Pb-Specific Chelator


Isotope Supply
228Th
Thorium
1.9 y
α
224Ra
Radium
3.6 d
α
220Rn
Radon
1 m
α
216Po
Polonium
0.1 s
α
Production
212Pb
Lead
10.6 h
Therapy
β
212Bi
Bismuth
61 m
α
208Tl
Thallium
3 m
β
β
212Po
Polonium
0.1 µs
α
208Pb
Lead
Stable

Where the drug goes = where the alpha particle is deposited


212Bi
OH
O
NH2
R
NH
O
N
N
N
N
O
OH
O

- Perspective's proprietary chelator retains 98% of ^{212}Bi after transition in drug formulation
- Generic chelators leak the ^{212}Bi alpha-emitting daughter up to 36%[1]

[1]Mirzadeh et al., Radiochimica Acta, 1993

66

PERSPECTIVE THERAPEUTICS

212Pb Hits Tumors Hard and Fast and Disappears 212Pb is a “high dose rate” alpha emitter with a short half life – energy is deposited rapidly to tumor and then gone Comparative alpha Particle Decay Over Time1 Comparative alpha decays 0 ~80% of total 212Pb/212Bi alphas delivered to tumor within 24 hrs Hours Post administration 12 24 36 48 60 72 “Activity” is measured in decays per second, so depends on isotope half-life 212Pb will likely be administered at 20 times the 225Ac activity 1 Representative activity administrations only, based on clinical projections – company estimates ~6% of total 225Ac alphas within 24 hrs 225Ac is administered in smaller activities due to its 10 day half-life and the total alphas decays from its daughters 225Ac on tumor: It takes 23 days to deliver 80% of alphas Unbound alphas – potential for toxicity Most drugs stay bound to tumor for only a limited time – this directly affects the amount of radiation that can be delivered The effectiveness of longer-lived isotopes therefore diminishes over time the alphas are also removed from the tumor Delivering alphas faster whilst drug and isotope tumor retention is high enables a better therapeutic index: greater efficacy with less off target toxicity

Isotope: Decay chain – Biological Implications Isotope selection drives potential for off target toxicities 225Ac has potential for off target toxicity Decay products circulate and continue to emit radition 212Pb decay is limited to tumor Toxicity to liver and kidneys Recoil breaks chemical bonds

Clinical Trial Principal Investigators Renowned Experts in Radiotherapy Development Geoffrey B. Johnson MD, PhD Chair, Division of Nuclear Medicine Chair, PET/MR R&D Associate Professor Departments of Radiology and Immunology Mayo Clinic – Rochester, MN Vikas Prasad MD Professor of Radiology Associate Professor Radiology, Division of Nuclear Medicine Washington University in St Louis – St Louis, MO Yusuf Menda MD Professor of Radiology Chair, Division of Nuclear Medicine Project Leader Neuroendocrine Tumor SPORE University of Iowa – Iowa City, IA Zachary Morris, MD, PhD Professor of Radiation Oncology Associate Professor, Department of Human Oncology The University of Wisconsin – Madison, WI

Appendix: VMT-⍺-NET Additional Material and Data from Clinical Investigation at Fortis Memorial Research Institute, Gurgaon, India

NET Trials

	^{177}Lu-DOTATATE	^{177}Lu-DOTATATE	^{212}Pb-DOTAMTATE	^{225}Ac-DOTATATE	VMT-α-NET
Study	NETTER-1 (1) (2) RCT; randomized 2:1 N = 229	NETTER-2 (4) RCT; randomized 2:1 N = 226	Phase I/II (5) Single arm N=44	ACTION-1 Phase Ib/III (6) Phase Ib: Single arm N=17	Investigator led research (7) N=13
Dose Level (administered)	4 x Q8W 200 mCi	4 x Q8W 200 mCi	4 x Q8W 67 µCi/kg → 4.7 mCi/70 kg	4 x Q8W 3.2 uCi/kg → 0.23 mCi/70 kg	4 x Q8W 67 µCi/kg → median 2.9 mCi
Patient Population	SSTR2+, GEP-NETs	SSTR2+, GEP-NETs	SSTR2+, GEP-NETs	SSTR2+, GEP-NETS	SSTR2+ GEP-NETs, B-NETs, MTCs
Prior PRRT	0%	0%	0%	100%	62%
Median time from dx	3.8 years	1.9 months	5 years	5 years	N/A
Performance Status	Karnofsky Performance Scale Median was 90	Karnofsky Performance Scale 83% at 90-100	N/A	ECOG 0 (59%), 1 (41%)	ECOG 0 (38%), 1(31%), 2 (31%)
Histology	Well differentiated G1 (66%), G2 (35%)	Well differentiated G2 (73%), G3 (27%)	Well differentiated G1 (18%), G2 (68%), G3 (7%)	Well differentiated G1 (47%), G2 (53%)	Well differentiated G1 (15%), G2 (85%)
PFS	Median 28.4 vs 8.5 months (3)	Median 22.8 vs 8.5 months	74.3% at 24 months	NE (95% CI: 12 months, NE)	Median 16.4 months
ORR (CR/PR)	13% (1%/12%) vs. 4% (0%/4%)	43% (5%/38%) vs. 9% (0%/9%)	56%	29.4% confirmed 41.2% (6%/35%) w/ unconfirmed	62% (0%/62%) confirmed
AEs (>20%)	Nausea, vomiting, fatigue, diarrhea, abdominal pain, multiple laboratory abnormalities	Nausea, diarrhea	Alopecia, nausea, fatigue, appetite↓, diarrhea, dysphagia, lymphocyte count↓, abdominal pain, vomiting, weight↓, blood glucose↑	Nausea, fatigue, weight↓, hyperglycemia, abdominal pain, constipation, vomiting, multiple laboratory abnormalities	>10 events: alopecia, anemia, fatigue, nausea
Grade 3+ (>10%)	Lymphopenia (44%), GGT↑ (20%)	TEAE: 35%	TEAE: 52% Lymphocyte count↓ (25%)	TEAE: 53% Anemia (18%), lymphocyte count↓ (18%), creatinine clearance↓ (12%)	Anemia (2 events)
Other notes	5 Lu-177 treated patients withdrew due to renal-related events	Nephrotoxicities 13 (8.8%) vs. (2.0%)	Dysphagia treated with Botox injection		Transient dysphagia resolved without intervention

(1) US prescribing information; (2) DOI: 10.1056/NEJMoa1607427; (3) NANETS 2021; (4) DOI: 10.1016/S0140-6736(24)00701-3; (5) ASCO 2024; (6) ASCO 2024; (7) SNMMI 2024.
No head-to-head studies between the products have been conducted. Given the different study designs and methods, cross-trial comparisons cannot be made.
The information on this slide is not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions. The safety and efficacy of the agents under investigation have not been established. There is no guarantee that the investigational agents will receive regulatory approval or become commercially available for the uses being investigated.

71
PERSPECTIVE THERAPEUTICS

MIP image Before Treatment MIP image After 2nd Treatment Liver Metastases after treatment with two doses Liver Metastases before treatment Significant Tumor Response After Two Doses Patient 3: Metastatic NET Pancreas with Liver Metastases

Tumor Before Treatment Tumor After Treatment Reduction in Size of Necrotic Masses After 2 Doses Patient 5: Pancreatic NET

Hemoglobin Levels Platelet Counts Serum Creatinine Total Leukocyte Count Favorable Safety and Tolerability Profile Four Months Post-Treatment (5 Patients)

Pre-Therapy Post-Therapy 79 year-male Metastatic Medullary Carcinoma thyroid Disease progression of TKI’s Received total 3 doses of [212Pb]VMT-α-NET therapy at an interval of 8 weeks (Cumulative dose 9.6 mCi) Shows Partial response for disease till date. Developed MDS on routine blood investigations Found positive for BCR-ABL gene Patient Profile No causal relationship could be established Serious Adverse Event in Patient 2 Myelodysplastic syndrome (MDS) Unrelated to Study Drug

25 year-male Metastatic NET-pancreas Long-standing disease (>6 years duration) Heavily pre-treated with Inj. Sandostatin and 4 cycles of 177Lu-DOTATATE along with CAPTEM regimen Received 1 dose of [212Pb]VMT-α-NET therapy (3.5 mCi) Acute Cardiac Event (Possible Carcinoid Heart Syndrome) Significant Tumor Burden - Possible Disease Progression Significant tumor burden Patient Profile No causal relationship could be established Serious Adverse Event in Patient 6 Acute Cardiac Event Unrelated to Study Drug

Appendix: Preclinical Programs: Pre-targeting Platform

Peptide and peptide-like small molecules Rely on fast clearance from the body to reduce radiation dose to non-target tissues Typically clear through the kidneys Sometimes tumor retention is an issue Less suitable for long-lived isotopes Examples: LUTATHERA®, PLUVICTO®, VMT01, VMT-α-NET etc Blood clearance: rapid Tumor accumulation: Rapid but may not be sustained Time Injected Dose Peptide & Small Molecule Kinetics1 Pre-targeting Rationale: Current Radiopharmaceutical State of the Art Peptide-based radiopharmaceuticals are the most successful commercial radioligand products We believe peptides are the ideal targeting vectors for high dose-rate isotopes such as 212Pb, as the biological and radiation half-lives are matched 1Company Estimates

Pre-targeting Rationale: mAbs Have Significant Role in Cancer Therapy

Antibody Drug Conjugates (ADCs) are a successful high-growth product class but mAbs are not ideal radiopharmaceuticals

- FDA has approved over 100 mAbs: 9 of the top 20 therapeutic products worldwide with more than $75 billion in sales (2021)[1]
- ADCs are commercially successful (current market size approx $10 billion[2]) but some safety issues with Blackbox warnings[3]
- Success of mAbs as vectors to target radiation has been limited (BEXXAR®, Zevalin®)[4]
- Long circulation times increase off-target radiation toxicity to marrow and healthy organs compared to peptides or small molecules[5]
- Tumor accumulation can be very high and retention long
- Very long list of targets for mAbs available

mAb Kinetics[6]


Blood clearance: Extended
Tumor accumulation: slow but high and durable
Injected Dose
Time

Antibodies and antibody fragments have high and specific tumor uptake but clear slowly so are not ideal radiopharmaceuticals

[1]Mullard, Nat Rev Drug Discovery 2021; [2]www.marketsandmarkets.com/Market-Reports/antibody-drug-conjugates-market-122857391.html; [3]Nguyen et al, Cancers, 2023; [4]www.nytimes.com/2007/07/14/health/14lymphoma.html; [5]Rondon et al, Cancers, 2021; [6]Company Estimates

79 | PERSPECTIVE THERAPEUTICS

Unpublished data, undisclosed target 48 hours post- injection 120 hours post- injection Observations Question? Specificity of mAbs: [203Pb]mAb SPECT Imaging Preclinical Example Is it possible to exploit the tumor targeting and uptake of mAbs, but retain the rapid clearance properties of peptides and small molecules? Precise tumor targeting Accumulation over days Residual radiation clears High-resolution image

Biokinetic Properties of mAbs are Ideal for Accumulation on Target Representative imaging across longer time frame demonstrates clearance and uptake kinetics 1O'Donoghue et al. J Nucl Med 2018 Long circulation time with little tumor uptake for the first 24 h High accumulation of mAb onto tumor with clearance from blood pool Patient with HER2 positive esophagogastric adenocarcinoma metastatic to liver, imaged with [89Zr]trastuzumab1

Pre-Targeting Platform Background Relies on the different kinetics of large proteins and small molecules and a multi-step process 1 Administer cold modified monoclonal antibody or targeting protein 2 After several days, mAb will have accumulated on tumor and cleared from blood 3 Administer radiolabeled ligand 4 Ligand binds specifically to mAb and clears rapidly from circulation Radioligand on tumor Radioligand clears circulation rapidly Ligand binds only to modified mAb

1Bodet-Milin et al., JNM 2021 Immuno-PET/CT with anti-CEA BsmAb and 68Ga-IMP288 peptide showing pathological lesions with heterogeneous SUVmax ranging from 3.0 to 20.1 Maximum-intensity-projection (MIP) image (A) showed several pathological lesions On the fusion axial images, arrows located mediastinal nodes (B), subcutaneous lesions (C), and bone metastasis (D) Compelling Proof of Concept for pretargeting, but this system lacks broad “modularity” Promise of Pre-Targeted Approach – Clinical Data 68Ga-IMP288 – Images ≥ 24 hours following Anti-CEA Bispecific mAb1

Jallinoja et al. J Nucl Med. 2021. Clinically Evaluated (Phase I / II) Preclinically Evaluated only Not Modular Immunogenic Four platforms reported prior to 2021 3 of 4 have been promising preclinically All face specific hurdles for widespread clinical use: Lack of "modularity“ Immunogenicity Poor tumor uptake Stability Common hurdle = use of clearing agents Current state of the art B. Streptavidin - Biotin D. Click Chemistry Unstable A. Bispecific Antibody – Hapten (eg SADA) C. Oligonucleotide Hybridization OR + + + + State of the Art in Pre-Targeting for Radiopharmaceuticals Review of current state of the art technology platforms

Jallnoya et al., JNM 2021 First synthesized 1905 (Behrend, Germany) Structure described analytically 1981 Named after the pumpkin family Cucurbitacea Cucurbit[7]uril (CB7) modified antibody (mAb) OR HOST An ideal pretargeting agent: High in vivo stability Modular Non-toxic Non-immunogenic No need for a clearing agent Perspective Pre-Targeting Platform: Host - Guest Chemistry After exhaustive review of State of the Art, Perspective chose CB7 (Host) - Adamantane (Guest) System

Unpublished data Perspective Pre-Targeting Platform: Host - Guest Chemistry and in vivo Experiment Synthesized the Guest as an adamantane-PEG3-PSC (Perspective’s proprietary chelator) 6-day lag time demonstrates stability of the CB7 Terrific Tumor:Normal ratios Very low kidney/liver retention High tumor targeting Blood clearance of the radioligand a little slow System optimization underway First in vivo Experiment: Observations

Unpublished data Perspective Pre-Targeting Platform: Host - Guest Chemistry in vivo Imaging Experiment Representative images of ligand during optimization process 4 hours post guest 8 hours post guest 24 hours post guest MIP coronal MIP coronal MIP coronal Host is a mAb targeting Carcinoembryonic Antigen (CEA) Guest is an adamantane-PEG3-NOTA labeled with 64Cu 72 h lag time post Host administration

Bosi et al., EJ Cancer 2023 54 distinct cell surface targets Li et al., Cancers, 2022 371 target membrane protein-coding genes Subbiah, Curr. Probl. Cancer, 2021 13 ADC targets – compared to radiopharmaceuticals Vast number of mAbs that are humanized and have been in human clinical trials Many have failed as Antibody Drug Conjugates and unmodified ligand may be available for licensing These mAbs bind in general with high affinity and specificity to their tumor targets Opportunity to significantly increase potency of these molecules Many mAbs with Clinical Data Perspective Pre-Targeting Platform: Significant Opportunity to Expand into “ADC” space Vast number of mAb targets and ligands available to exploit Expansive Range of Targets Available Perspective’s pre-targeting platform has the potential to transform a large range of existing molecules and targets into “radio-ADCs” with superior efficacy and reduced toxicity

Appendix: Prostate Cancer Program – PSV40X

Typical Theranostic Approach : One Molecule, One Chelator, One Isotope Separate But Chemically Identical Molecules Labeled with Either 203Pb or 212Pb for Imaging and Treatment, Respectively Note: One chelator One isotope Unpublished data

PSV401 DoubLET[1,2]: One Molecule, Two Chelators, Four Possible Isotopes

One Molecule Labelled with Two Elements at Once, with Isotope Selection Determining Diagnostic or Therapeutic



Diagnostic or Therapeutic
64/67/natCu
Linker
Different
Chelators
Targeting
ligand
203/212/natPb
Therapeutic or Diagnostic
Prostate Specific Membrane
Antigen (PSMA)

Two chelators on one targeting ligand
Each can be labeled with stable or radioactive atoms

Enables the same molecular entity to treat with lead-212 (^{212}Pb) and image by PET with Copper-64 (^{64}Cu)

Co-labeled with non-radioactive Pb provides identical biodistribution, allowing reliable dosimetry using ^{64}Cu

Technology Licensed from Mayo Clinic January 2024[1]
IND-enabling studies underway
First in Human data expected in 2024

91

[1]PSV401 is also known in the literature/Mayo documentation as NSN24901 or AlphaPET-PSMA01. 2. DoubLET trademark and patent pending

PERSPECTIVE THERAPEUTICS

PSV401 Has Potential to be "Best-In-Class" Prostate Cancer Targeted Alpha Therapy

Current Standard of Care with Beta-Based Radiopharmaceutical Therapy (RPT) Still Requires Improvement

Significant Unmet Need:

- **~288K** new diagnoses annually in the US[1]
- **~3.3M+** men living with this diagnosis in the US[1]
- **~35K** deaths annually in the US[1]

Market Opportunity:

- Projected to be $27.5 billion+ in 2032[2]
- Existing radiopharmaceutical treatment PLUVICTO® (Novartis) has an overall response rate (ORR) of **30%, and an overall survival (OS) benefit of 4 months**[3]
- PLUVICTO® expected to reach sales ($1B plus) in only 2nd year on market[4]

VISION Study: Overall survival[5]


No. of Events/
No. of Patients
Median
mo
177Lu-PSMA-617+ Standard Care
343/551
15.3
Standard Care Alone
187/280
11.3
Hazard ratio for death, 0.62 (95% CI: 0.52–0.74); p<0.001
177Lu-PSMA-617+standard care
Standard care alone
Overall Survival (%)
Time (Months)
0 10 20 30 40 50 60 70 80 90 100
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32

- Treatment depends on the stage of tumor. Typical approaches include surgery, radiation, chemotherapy and androgen-deprivation therapy
- Broad acknowledgment that targeted alpha therapies are needed to improve care[6]
- **Salivary gland toxicity (xerostomia) is a common adverse side effect of PSMA targeted RPT (≅ 40%) and negatively impacts quality of life[7]**

[1]www.cancer.org/cancer/types/prostate-cancer/about/key-statistics.html; [2]www.precedenceresearch.com/prostate-cancer-market; [3]PLUVICTO PI; [4]Novartis AG Q3 2023 Earnings Call Transcript [5]Sartor et al (2021); [6]www.urotoday.com/clinical-trials/from-the-editor/142064-targeted-alpha-therapy-for-prostate-cancer-the-next-generation-of-alpha-emitting-radiopharmaceuticals.html; [7]Langbein et al (2022)

92
PERSPECTIVE THERAPEUTICS

PSMA+ LNCaP tumor model suggests [64Cu]PSV401 targets tumor rapidly – suitable for diagnostic or treatment monitoring Imaging product also indicates effective renal clearance and no other dose-limiting organs, essential for targeted alpha particle therapy Key Takeaways PSV401: Preclinical 64Cu PET Imaging Data Showing Tumor Uptake Rapid Tumor Uptake and Effective Renal Clearance with Radioactive Imaging Isotope 1 1Johnson et al., RPT Interest Group June 7 2023 https://rrp.cancer.gov/working_groups/AlphaPET-RPT_Int_group_lecture.pdf

PSV401: Preclinical Comparison to Industry Standard1 [64Cu]PSV401 Compares Favorably to FDA-Approved Imaging Agent [68Ga]PSMA-11 (ILLUCCIX®, Telix)2 [64Cu]PSV401 [68Ga]PSMA-11 1LNCaP tumor athymic nude mice 2Johnson et al., RPT Interest Group June 7 2023 https://rrp.cancer.gov/working_groups/AlphaPET-RPT_Int_group_lecture.pdf Note absence of salivary gland (SG) uptake with PSV401

PSV401: Preclinical Comparison to Industry Standard

[^{64}Cu]PSV401 Significantly[1] Improved Uptake/Clearance Compared to [^{68}Ga]PSMA-11[2]

Tumor Retention



[68Ga]PSMA-11
[64Cu]PSV401
PSMA+ Tumor SUV3
2.4
2
1.6
1.2
0.8
0.4
*
30
60
120
Time (min)

Kidney Retention



[68Ga]PSMA-11
[64Cu]PSV401
Kidney SUV2
10
8
6
4
2
0
*
*
*
30
60
120
Time (min)

Salivary Gland Retention



[68Ga]PSMA-11
[64Cu]PSV401
Salivary Gland SUV2
1.2
1
0.8
0.6
0.4
0.2
0
*
*
*
30
60
120
Time (min)

Key Differentiation to Competitors

- Higher tumor accumulation/retention
- Significantly lower salivary gland uptake and retention
- Significantly lower kidney accumulation and retention

Larger therapeutic window (greater efficacy and reduced toxicity)

[1]* indicates $p < 0.05$ [^{64}Cu]PSV401 vs [^{68}Ga]PSMA-11 (all data sets as indicated) [2]Johnson et al., RPT Interest Group June 7 2023 https://rrp.cancer.gov/working_groups/AlphaPET-RPT_Int_group_lecture.pdf; [3]SUV = Standardized Uptake Variable

95

PERSPECTIVE THERAPEUTICS

All imaging performed with [64Cu]PSV401 microPET Treatment of PSMA+ prostate cancer xenograft with [212Pb]PSV401 reduced tumor size 38% in 3 days and complete response after 9 days Additional preclinical work underway Preclinical [212Pb]PSV401 Therapy Preliminary [212Pb]PSV401 Data Shows Potential to Effectively Kill Tumors 1 1Johnson et al., RPT Interest Group June 7 2023 https://rrp.cancer.gov/working_groups/AlphaPET-RPT_Int_group_lecture.pdf 18 Days Post [212Pb]PSV401 Dose 2 Days Prior to [212Pb]PSV401

Appendix: Manufacturing, Production and Logistics of 212Pb-labeled Therapeutics

Isotope Decay Chain Dictates Supply, Purification, Manufacturing & Logistics

Naturally Occurring Isotope Decay – No Irradiation Processes Required

^{228}Th
Thorium
1.9 y

↓

Plentiful Supply:
Naturally occurring, or produced as a waste product

- Multiple global suppliers including natural decay
- 2 year half-life allows stockpiling

^{224}Ra
Radium
3.6 d

↓

Chemical Separation:
Allows for Ra-based generators of ^{212}Pb

- Half-life allows global distribution
- Weekly delivery of ^{224}Ra enables daily ^{212}Pb
- 3.6 day half-life allows local storage

^{212}Pb
Lead
10.6 h

↓

Chemical Separation from ^{224}Ra:
Isotope used for manufacturing finished product

- Regional finished product manufacturing
- Leverages existing networks for logistics

^{212}Bi
Bismuth
61 m

High dose-rate alpha-emitting therapeutic isotope

- ^{212}Pb acts as *in vivo* "nanogenerator" of alphas
- Perspective's chelator retains ^{212}Bi in drug

98

PERSPECTIVE THERAPEUTICS

228Th Thorium 1.9 y 224Ra Radium 3.6 d 212Pb Lead 10.6 h 212Bi Bismuth 61 m Perspective currently has a 10 year supply agreement with US Department of Energy Produced as a waste by-product from isotope 223Ra (Xofigo) manufacture Irradiation to produce very large quantities (100s of Ci) in a high-flux reactor can be performed every 6-12 months in a single batch, or as needed 2-year half-life allows stockpiling and de-risks the supply chain 8+ suppliers identified across the globe 224Ra grows in naturally (without irradiation) from 228Th decay 228Th half-life of 1.9 years allows long term storage and extraction of daughter 224Ra Parent Isotope Source Key Isotopes for Supply: 228Th and 224Ra

Flexible and Scalable Isotope Supply

^{224}Ra enables Regional Manufacturing Hubs



228Th
Thorium
1.9 y
224Ra
Radium
3.6 d
212Pb
Lead
10.6 h
212Bi
Bismuth
61 m

^{224}Ra half-life of 3.6 days allows weekly shipments to regional manufacturing sites



Radium-224
Lead-212
Radium-224 decay
(T1/2 = 3.6 days)
Lead-212 ingrowth
Elution
% Radioactivity
100
90
80
70
60
50
40
30
20
10
0
0
1
2
3
4
5
Time (days)

^{212}Pb grows in naturally (without irradiation) from ^{224}Ra decay



- Perspective's proprietary VMT-α-GEN enables shipping of isotope and purification of ^{212}Pb in one package, simplifying supply
- VMT-α-GEN generator technology scales for commercial production
- Extremely pure isotope allows straight-forward production process
- Regional manufacturing sites will not require licenses for any long-lived isotopes, reducing costs and waste concerns
- Other ^{212}Pb production processes are possible

100

PERSPECTIVE THERAPEUTICS

^{212}Pb is Plentiful, Storable, Scalable & Suitable for Distributed Logistics

The supply chain is lower-risk and more robust than other therapeutic isotopes

Isotope Source

Naturally occurring in mining waste

Also produced in industrial nuclear processes

Can be made on demand if needed

All other therapeutic isotopes require capital-intensive infrastructure manufacturing processes (irradiation)

Isotope Purification

Parent isotope Thorium-228 can be stored (2 yr half-life)

^{212}Pb purified from 228Th or 224Ra source in simple separation step

VMT-α-GEN enables shipping of isotope and purification of ^{212}Pb in one package

Product Manufacturing

VMT-α-GEN ^{212}Pb generator technology scales for commercial production

Extremely pure isotope allows straight forward manufacturing process

10.5 hr half life of ^{212}Pb allows for robust regional distribution of finished radiopharmaceuticals

101

PERSPECTIVE THERAPEUTICS

Parent Isotope Source Storage of thorium-228 (half-life of 1.9 years) allows for “on-demand” purification of Ra-224 and Pb-212 Multiple purification/production methods for Th-228 with different starting materials and processes, including Ra-228 generators (half-life 5.7 years) Ra-224 (half-life 3.6 days) allows for continental shipping of material to network of finished product manufacturing sites (CDMOs) A weekly supply of Ra-224 can be purified daily to produce batches of Pb-212 Key Isotopes for Supply: Th-228 and Ra-224 Commercial Production and Distribution of 212Pb-labeled Finished Radiopharmaceuticals – March 2023 Ra-224 grows in naturally (without irradiation) from a Th-228 “source” Pb-212 grows in naturally (without irradiation) from a Ra-224 “source”

228Th Replenishment 4 Ci per year 100,0001 Finished Doses per year 212Pb Dose Modeling from Parent Isotope Replenishable 228Th stockpile ensures supply of commercial quantities of 212Pb for finished dose manufacture1 Perspective Stockpile 10 Ci 228Th Thorium 1.9 year 212Pb Lead 10.6 h Purification Manufacturing Hospital 1 Approximations based on company estimates

Thorium-228 is available as a natural isotope but is also produced as a waste product from the nuclear fuel cycle, and as a result of production of therapeutic isotope Ra-223 (marketed as Xofigo, Bayer) Both Ac-227 (the parent isotope of Ra-223) and Th-228 are created when DOE’s ORNL irradiates radium-226 in the High Flux Isotope Reactor.1 The DOE therefore has 10s of curies of Th-228 available in a highly purified form Perspective Therapeutics estimates that such current quantities would suffice for approximately 150,000+ patient doses per year Perspective has a long-term supply agreement with the DOE for supply of Th-228 Large quantities of precursor Th-228 available The availability of parent isotope in large quantities significantly de-risks supply of Pb-212 as a therapeutic isotope. In addition, it provides methodological flexibility for Pb-212, as there are many processes available for large-scale purification. Michael Schultz, PhD Co-Founder and CSO 17+ years industry and research experience in radiopharmaceuticals Produced as a waste product, 10s of Ci available Pb-212 sourced as an emanation product in some systems Allows for Ra-based generators of Pb-212 Commercial Production and Distribution of 212Pb-labeled Finished Radiopharmaceuticals – March 2023 Natural decay, no input needed Parent Isotope Supply 1. https://www.ornl.gov/news/thorium-228-supply-ripe-research-medical-applications

Pb-212 Isotope Purification Multiple purification paths to Pb-212 available Similar in size to Ga-68 generators Useful for preclinical R&D and clinical trials Nimble, portable supply available for either local or regional production Typically chromatography column based Using Ra-224 as parent Shelf life approx. 1-2 weeks 1-2 doses per batch per day Examples: DOE VMT-α-GEN “Desktop” generators Useful for clinical trials & limited commercial production Non-portable, fixed location within hot cell in local production facility Gas-phase separation of the Rn-220 Shelf life approx. 1 year 1-3 doses per batch per day Examples: Advancell, others Hot cell-sized generators For commercial production Non-portable, fixed location within hot cell in regional production facility Either chromatography or gas-phase separation using Th-228 source Permanent installation, topped up with Th-228 approx every 3 to 6 mo Questions about scalability and licensing Examples: Multiple In development Small scale Medium scale Commercial scale The production of Pb-212 is inherently scalable to demand, flexible due to different purification schemes and cost-effective due to existing isotope availably. This contrasts with other alpha-emitting isotopes which require large infrastructure to produce and purify. Commercial Production and Distribution of 212Pb-labeled Finished Radiopharmaceuticals – March 2023

5.7” 11” VMT-𝛼-GEN Extensive feedstock from nuclear and mining waste material Long-term supply contract secured with US DOE On demand daily doses Auto-regenerates overnight ~1 week shelf life Small, Elegant 212Pb Isotope Generator Integrated lead shielded containment Simple inlet and outlet ports Radioactive feedstock for nearly 300 generators fits in a small vial 212Pb Supply via Reusable Desktop Isotope Generator

Commercial supply will require the use of an isotope production system of larger scale than the current 224Ra/212Pb generators The current isotope separation process remains highly scalable with larger activity levels Regional CDMOs will have capabilities to expand capacity as needed as more 212Pb products come on-line Current Process Scaled Commercial Process Generator manufactured and shipped to CDMO Generator eluted for 212Pb Isotope Large generator sited in-house at CDMO Generator eluted for 212Pb Logistics Isotope Synthesis & Dispensing CDMO Sites Generator Manufacturer CDMO with in-house 212Pb Generator Sites Radio-synthesis Module Dispensing Delivery Administration Scalable Manufacturing and Distribution Logistics Perspective’s plan to flexibly scale manufacturing to commercial levels (100,000+ doses per year)

Single centralized manufacturing facility Suitable for longer half-life isotopes (eg 177Lu, 131I, 225Ac, 67Cu) Allows for national/international production Shipping of finished product typically requires air and road transport Single point of failure (eg Novartis’ PLUVICTO® production issues) National network of manufacturing facilities Suitable for shorter half-life isotopes (eg 212Pb, 211At) Requires multiple manufacturing sites for regional finished product Shipping of finished product typically road transport No single point of failure Allows for flexibility and redundancy, improving reliability of supply Redundancy fills in to meet demand vs Centralized vs Distributed Network Production Networked production is more reliable and utilizes existing logistics for distributed supply 1 The national network of manufacturing facilities is based on current company plans

Isotope: Availability and Scalability at Clinical Development Stages Isotope Production methods Large, centralized capital-intensive infrastructure such as reactors, cyclotrons, LINACs etc. Suitable for longer half-life isotopes (eg. Lu-177, I-131, Ac-225, Cu-64/67, Pb-203 etc.) Allows for national/international production, shipping of finished product Somewhat vulnerable as redundancy can be expensive Large capital investment required (subsidized by government currently) Generator-based supply that can be deployed locally or regionally (Portable or in-house permanent installation) Suitable for shorter half-life isotopes with appropriate decay schemes (eg. Tc-99m, Pb-212, Ga-68) Requires multiple manufacturing sites across a network & local/regional finished product Allows for flexibility and redundancy, improving reliability of patient dose supply Vs. 7.75” 3.5” Can be scaled for multi-dose manufacture at regional CDMOs with permanent in-house Pb-212 generator: Perspective’s approach for commercialization or

Isotope and Finished Product Landscape: Commercial Supply Centralized Isotope and Manufacturing - Competitors Pb-212-labeled Commercial Perspective Products Parent Isotope Source Isotope Production Method Purification of Isotope Isotope Shipping Finished Product Manufacturing Logistics Summary Functions are assigned and employees are trained based on function. Team/organization responsible for QA duties. Operations performed in defined areas. Air quality defined for production areas i.e. ISO 6, airlocks. Initials and signature of person performing work required. Initials and signature of 2nd person for verification required. Th-228 available in very plentiful, pure supply Allows for stockpiling of precursor parent isotope No need for irradiation – Th-228 decays to Ra-224 and Pb-212 Occurs on-site prior to finished product within existing CDMO facilities (commercial) Parent isotope at site already (commercial) Distributed network of scalable regional manufacturing sites Distributed by regional facilities Short supply chains, vertical integration of activities, simple processing, greater redundancy, less capital intensive, more environmentally friendly, scalable to demand Commercial Production and Distribution of 212Pb-labeled Finished Radiopharmaceuticals – March 2023 Lu-177: Ytterbium-176 is expensive. Limited supply from Russian sources. Purification is a cumbersome process Ac-225: Limited access to parent supplies such as Ra-226, U-233 Multiple production methods available, some lead to contaminants Typically requires dedicated nuclear reactors or large accelerators Extremely large hot cells required for initial separation Can be off site at third parties in dedicated facilities Isotope frequently shipped to site for finished product manufacture Typically centralized at one large site Distributed nationally Long supply chains, higher 3rd Party risk, complex processing, less redundancy, more labor and capital intensive, less environmentally friendly, not scalable to demand Cost High-mid vs Low High-mid vs Low High vs Mid Similar (1 $$$ site vs multiple $) Mid vs Low Similar Higher up front for centralized approach, but similar costs post finished product